                  WARRANT AGREEMENT (the "Warrant Agreement"), dated as of September 25, 1996, between IFS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the persons purchasing Units pursuant to the Subscription Agreement, dated September 5, 1996, between the Company and the Investors (hereinafter referred to as the "Holders").

                          ----------------------------

                  The Company proposes to issue to the Holders warrants (the "Warrants") to purchase up to 100,000 shares of the Company's Common Stock (the 100,000 shares of Common Stock sometimes referred to as the "Shares" and reflects a proposed one-for-ten reverse split of the Company's Common Stock);

                  NOW, THEREFORE, in consideration of the premises, the payment by the Holders to the Company of Five Thousand dollars ($5,000), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant. The Holders (as hereinafter defined) are hereby granted the right to purchase, at any time from September 25, 1996 until 5:30 p.m., New York time, on September 24, 2001, in the aggregate up to 100,000 Shares at an initial exercise price (subject to adjustment as provided in Sections 5 and 6 hereof) of $2.50 per Share, subject to the terms and conditions of this Agreement.

                  2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

                  3. Exercise of Warrant. The Warrants initially are exercisable at the initial exercise price per Share set forth in Section 5 hereof, payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 6 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased at the Company's principal offices (presently located at Rensselaer Technology Park, 185 Jordan Road, Troy, New York, 12180), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock). In the case of the purchase of less than all the securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the securities purchasable thereunder.

                  4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates evidencing the shares of Common Stock or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates evidencing the shares of Common Stock or other securities, property or rights shall be executed on behalf of the Company by the manual or facsimile signature of the Chairman of the Board of Directors, or the President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  5. Exercise Price.

                           5.1 Initial and Adjusted Exercise Price. The initial
exercise price of each Warrant shall be $2.50 per Share; provided, however, that if the Company has not consummated a public offering of its securities on or prior to March 24, 1998, then the initial exercise price of each Warrant shall be the lower of (a) $2.00 per Share or (b) the lowest per share price at which the Company sold shares of its Common Stock (other than shares issued pursuant to employee options and warrants granted by the Company prior to September 24,
1996) during the six-month period ending on March 24, 1998. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price and the then adjusted exercise price in accordance with the provisions of Section 6 hereof.

                           5.2 Exercise Price. The term "Exercise Price" herein
shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                  6. Adjustments to Exercise Price and Number of Securities.

                           6.1 Subdivision and Combination. In case the Company
shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                           6.2 Adjustment for Issue or Sale of Common Stock of
Less than Exercise Price. Except for (a) the issuance of any options to purchase shares of Common Stock under a stock option plan approved by the Company's stockholders ("Company Option Plan"), (b) the exercise of options pursuant to a Company Option Plan, (c) the exercise of the Warrants and (d) the exercise of any other warrants or options outstanding on the date hereof, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock for a consideration per share less than the "Exercise Price" on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (i) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (ii) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 6.1 hereof.

                  For purposes of any computation to be made in accordance with this Section 6.2, the following provisions shall be applicable:

                  (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                  (ii) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (i) of this Section 6.2.

                           6.3 Adjustment in Number of Securities. Upon each
adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                           6.4 Definition of Common Stock. For the purpose of
this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as it may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                           6.5 Merger or Consolidation. In case of any
consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of Common Stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

                           6.6 Dividends and Other Distributions. In the event
that the Company shall at any time prior to the exercise of all Warrants declare a dividend (consisting of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 6.6. Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

                  7. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                           Upon receipt by the Company of evidence reasonably
satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                  8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights as the case may be.

                  9. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants.

                  10. No Value Rights. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           a) the Company shall take a record of the holders of
                  its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                           b) the Company shall offer to all the holders of its
                  Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           c) a dissolution, liquidation or winding up of the
                  Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                  11. Registration Rights.

                           11.1 Registration Under the Securities Act of 1933.
The Warrants, the Shares and any other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of the Warrants, certificates representing the Shares of Common Stock and any other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend:

                  The securities represented by this certificate may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

                           11.2 Piggyback Registration. If, at any time
commencing after the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of the Warrants and/or the Warrant Securities of its intention to do so. If the Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of the Warrant Securities proposed to be included in the underwritten public offering would interfere with the successful marketing of such securities, then the Warrant Securities shall nevertheless be included in such registration statement but withheld from the market by the Holders for a period not to exceed ninety (90) days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

                  Notwithstanding anything to the contrary, the Holders agree not to sell the Shares for a period of twelve months following the consummation of the Company's next public offering.

                  Notwithstanding the provisions of this Section 11.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 11.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  The Company shall pay all costs (excluding transfer taxes, if any, and fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to this Section 11.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

                  12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                           (a) If to the registered Holder of the Warrants, to
                  the address of such Holder as shown on the books of the Company; or

                           (b) If to the Company, to the address set forth in
                  Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

                  13. Supplements and Amendments. The Company and the Holders representing a majority of the Shares underlying the outstanding Warrants may from time to time supplement or amend this Agreement.

                  14. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

                  15. Termination. This Agreement shall terminate at the close of business on September 24, 2001.

                  16. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws. The Company and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 12 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other part(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

                  17. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                  18. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                  19. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

                  20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder(s) of the Warrant Certificates or Warrant Securities.

                  21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       IFS INTERNATIONAL, INC.


                                       By:      /s/ Charles J. Caserta
                                                ------------------------
                                                Name: Charles J. Caserta
                                                Title: President
Attest:

/s/ Frank A. Pascuito
-----------------------------
Frank A. Pascuito, Secretary

                                                                       EXHIBIT A




THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                  5:30 P.M., NEW YORK TIME, SEPTEMBER 24, 2001

No. W-__                                                        _______ Warrants
                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that __________________ or registered assigns, is the registered holder of _________ Warrants to purchase initially, at any time from September 25, 1996 until 5:30 P.M. New York time on September 24, 2001 ("Expiration Date"), up to _______* shares (the "Shares") of Common Stock, $.001 par value, of IFS INTERNATIONAL, INC., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $2.50 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

                  No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the
--------
* Such number reflects a proposed one-for-ten reverse split of the Company's Common Stock.

Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                  Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of _________________
                                         IFS INTERNATIONAL, INC.

                                         By:__________________________________
                                              Name: Charles J. Caserta
                                              Title: President
Attest:

----------------------------
Frank A. Pascuito, Secretary

                         [FORM OF ELECTION TO PURCHASE]



                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock of IFS International, Inc. and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of IFS INTERNATIONAL, INC. in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that each of the certificates evidencing such securities be registered in the name of _________________ whose address is __________________________ and that such certificates be delivered to ___________________ whose address is
____________________________.



Dated:           Signature:__________________________________________________
                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                 (Insert Social Security or Other Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]


                (To be exercised by the registered holder if such
              holder desires to transfer the Warrant Certificate.)



         FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.



Dated:          Signature:__________________________________________________
                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                (Insert Social Security or Other Identifying Number of Assignee)